UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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MGM Resorts International

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Your Vote Counts! MGM RESORTS INTERNATIONAL 2025 Annual Meeting Vote by May 6, 2025 8:59 PM Pacific Time MGM RESORTS INTERNATIONAL ATTN: CORPORATE SECRETARY 3600 LAS VEGAS BLVD.SOUTH LAS VEGAS, NEVADA 89109 V66104-P25129 You invested in MGM RESORTS INTERNATIONAL and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 7, 2025. Get informed before you vote View the Notice and Proxy Statement and AR/10-K/10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 7, 2025 10:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/MGM2025 *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Keith Barr	For
1b.	Barry Diller	For
1c.	Alexis M. Herman	For
1d.	William J. Hornbuckle	For
1e.	Donna Langley	For
1f.	Joey Levin	For
1g.	Rose McKinney-James	For
1h.	Keith A. Meister	For
1i.	Paul Salem	For
1j.	Jan G. Swartz	For
1k.	Daniel J. Taylor	For
1l.	Ben Winston	For
2.	To ratify the selection of Deloitte & Touche LLP, as the independent registered public accounting firm for the year ending December 31, 2025.	For
3.	To approve, on an advisory basis, the compensation of our named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V66105-P25129